Fourth Quarter and Full Year 2015 Earnings Conference Call March 10, 2016 Crawford & Company

PAGE 2 • Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. —In recent periods the Company has derived a material portion of its revenues and operating earnings from a limited number of client engagements and special projects within its Garden City Group segment, specifically its work on the gulf-related class action settlement. These projects continue to wind down, and related revenues and operating earnings have been and are expected to continue to be at a reduced rate in future periods. • Revenues Before Reimbursements ("Revenues") —Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. • Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. • Segment Realignment —In the fourth quarter of 2015, the Company realigned two of its reportable segments by moving its Canada and Latin America/Caribbean operations from the former Americas segment to the newly formed International segment, previously referred to as the EMEA/AP (Europe, Middle East, Africa, and Asia-Pacific) segment. The former Americas segment, without Canada and Latin America/Caribbean, is now the U.S. Services segment. The results of the former EMEA/AP and Americas segments are no longer reported separately. The results of prior periods have been revised to conform to the current presentation of our reportable segments. The change in reporting segments did not have any impact on previously reported consolidated financial results. • (Loss) Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. —In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. • Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

PAGE 3 • One of the world's largest independent provider of global claims management solutions • Multiple globally recognized brand names: Crawford, Broadspire, GCG • Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune 500 GLOBAL BUSINESS SERVICES LEADER INTERNATIONAL 1 Serves the U.K., Canada, Asia Pacific, and European and Latin American markets BROADSPIRE 3 Serves large national accounts, carriers and self-insured entities U.S. SERVICES 2 Serves the United States markets GARDEN CITY GROUP 4 Provides administration for class action settlements and bankruptcy matters

TODAY'S AGENDA --- Welcome and Opening Comments --- Fourth Quarter and Full Year 2015 Financial Review --- Guidance and Strategic Initiatives

PAGE 5 Revenues ($ in billions) Consolidated Operating Earnings (1) ($ in millions) • Fourth quarter operating earnings grew 24%, year over year, to $19.0 million driven by strong results from Broadspire and U.S. Services. • Full year 2015 operating earnings declined 4% to $70.4 million compared to $73.1 million in 2014. • U.S. Services revenues increased 12% in the fourth quarter and 13% for the full year 2015. Operating margins increased 500 bps, year over year, to 13.5% for the full year 2015. • Broadspire delivered revenue growth of 9% for the fourth quarter and full year 2015. Operating margins increased 200 bps, year over year, to 8.2% for the full year 2015. • International results impacted by challenging market conditions which reduced claim activity. • Garden City Group continues to manage the decline in several large projects presenting a headwind to results. Senior leadership transition successfully completed. • Global Business Services Center initiative continues -- expected to deliver improved customer service as well as lower costs. FOURTH QUARTER AND FULL YEAR 2015 BUSINESS SUMMARY (1) See Appendix for non-GAAP explanation and reconciliation

PAGE 6 DRIVE IMPROVED PROFITABILITY AND PREDICTABLE RESULTS $45 million in total cost savings identified and removed through two restructuring plans during 2015 • Headcount reduction in U.S. Services and the U.K. • Senior management realignment to improve execution • GBSC migration and GAB Robins integration • Reduce overhead costs in central functions and business segments • Streamline senior management to reduce costs and further improve execution Incremental expense reduction initiatives being explored • Restructuring opportunities currently being reviewed in the Garden City Group segment given continued run off of large projects • Supply chain cost efficiencies being aggressively targeted to drive further reductions Cost take out to drive margins in more volatile, weather-dependent service lines Goal to deliver predictable and consistent financial results, regardless of the market backdrop

FOURTH QUARTER AND FULL YEAR 2015 Financial Review

PAGE 8 Unaudited ($ in thousands, except per share amounts) Three Months Ended December 31, 2015 2014 % Change Revenues Before Reimbursements $284,875 $285,455 — % Costs of Services Provided, Before Reimbursements 206,680 215,118 (4)% Selling, General, and Administrative Expenses 62,256 57,900 8 % Corporate Interest Expense, Net 2,145 1,499 43 % Goodwill Impairment Charges 49,314 — nm Restructuring and Special Charges 18,012 — nm Total Costs and Expenses Before Reimbursements 338,407 274,517 23 % Other Income 52 1,076 (95)% (Loss) Income Before Income Taxes (53,480) 12,014 (545)% (Benefit) Provision for Income Taxes (1,503) 8,286 (118)% Net (Loss) Income (51,977) 3,728 (1,494)% Net Loss (Income) Attributable to Noncontrolling Interests 306 (412) (174)% Net (Loss) Income Attributable to Shareholders of Crawford & Company ($51,671 ) $3,316 (1,658)% (Loss) Earnings Per Share - Diluted: Class A Common Stock ($0.93 ) $0.07 (1,429)% Class B Common Stock ($0.95 ) $0.05 (2,000)% Cash Dividends per Share: Class A Common Stock $0.07 $0.07 — % Class B Common Stock $0.05 $0.05 — % STATEMENT OF OPERATIONS HIGHLIGHTS nm=not meaningful

PAGE 9 NON-GAAP NET INCOME AND EARNINGS PER SHARE Unaudited ($ in thousands, except per share amounts) Net (Loss) Income Attributable to Crawford & Company Diluted (Loss) Earnings per CRDA Share Diluted (Loss) Earnings per CRDB Share Three Months Ended December 31, 2015 GAAP Earnings ($51,671 ) $ (0.93) $ (0.95) Non-GAAP Adjustments: Goodwill Impairment Charges, Net of Tax Benefits 47,608 0.86 0.86 Restructuring and Special Charges, Net of Tax Benefits 13,275 0.25 0.25 Non-GAAP Earnings $ 9,212 $ 0.18 $ 0.16 Three Months Ended December 31, 2014 GAAP Earnings (No Adjustments) $ 3,316 $ 0.07 $ 0.05

PAGE 10 Revenues by Service Line ($ in millions) Cases Received by Service Line (In thousands) Operating Results (4Q 2015 v. 4Q 2014) • Revenues of $56.8 million versus $50.7 million • Operating earnings of $7.9 million versus $1.3 million • Operating earnings margin of 13.8% versus 2.5% • Cases received of 91,471 versus 94,014; 2014 period included 12,900 affinity cases, now handled by the Broadspire segment Highlights • Long-term outsourcing project to assist major U.S. insurer offset decline in weather-related cases • Cost reduction initiatives helped drive margin improvement U.S. Catastrophe (CAT) Adjuster Activity • CAT revenues of $16.3 million versus $13.6 million • CAT revenues in the 2015 period included $11.9 million under an outsourcing arrangement with a major U.S. insurer. Revenues from this arrangement in the 2014 period were $11.2 million • Average CAT adjusters deployed of 441 in 4Q 2015 vs. 417 in 4Q 2014 U.S. SERVICES SEGMENT HIGHLIGHTS

PAGE 11 Revenues by Geographic Region ($ in millions) Operating Results (4Q 2015 v. 4Q 2014) • Revenues of $124.9 million versus $125.6 million • Exchange rates reduced revenues by 13% • Operating earnings of $7.3 million versus $9.6 million • Operating earnings margin of 5.9% versus 7.6% • Cases received of 184,853 versus 191,405 Regional Highlights • U.K. acquisition of GAB Robins drove revenue and case growth • Canadian revenues increased on constant dollar basis, but declined slightly due to negative exchange rate impact • Strong operating results in Australia driven by natural catastrophes • Europe and Rest of World claims volume decreased in fourth quarter due to a reduction in high frequency claims in Brazil, where we are exiting certain markets INTERNATIONAL SEGMENT HIGHLIGHTS International Cases Received (In thousands)

PAGE 12 Revenues by Service Line ($ in millions) Broadspire Cases Received (In thousands) Operating Results (4Q 2015 v. 4Q 2014) • Revenues of $75.4 million versus $69.2 million • Operating earnings of $7.0 million versus $6.3 million • Operating earnings margin of 9.3% versus 9.1% • Cases received of 108,547 versus 91,592, including 16,100 accident & health cases in the 2015 period, previously handled by the U.S. Services segment Highlights • Strong growth in casualty claims • Medical management revenues increased from greater utilization • Disability and absence management services products continue to gain traction in the market BROADSPIRE SEGMENT HIGHLIGHTS

PAGE 13 Backlog ($ in millions) Operating Results (4Q 2015 v. 4Q 2014) • Revenues of $27.7 million versus $40.0 million • Operating earnings of $1.7 million versus $4.5 million • Operating earnings margin of 6.1% versus 11.3% • Backlog at $81 million versus $102 million Highlights • Deepwater Horizon class action settlement project continues to wind down • Focused on improving operating margin • Cost reduction activities underway • Maintain active new business pipeline GARDEN CITY GROUP SEGMENT HIGHLIGHTS Revenues ($ in millions)

PAGE 14 Unaudited ($ in thousands) December 31, 2015 December 31, 2014 Change Cash and cash equivalents $76,066 $52,456 $23,610 Accounts receivable, net 164,596 180,096 (15,500) Unbilled revenues, net 98,659 103,163 (4,504) Total receivables 263,255 283,259 (20,004) Goodwill 95,616 131,885 (36,269) Intangible assets arising from business acquisitions, net 104,861 75,895 28,966 Goodwill and intangible assets arising from business acquisitions 200,477 207,780 (7,303) Deferred revenues 73,144 71,760 1,384 Pension liabilities 121,732 142,343 (20,611) Short-term borrowings and current portion of capital leases 21,917 2,765 19,152 Long-term debt, less current portion 225,365 154,046 71,319 Total debt 247,282 156,811 90,471 Total stockholders' equity attributable to Crawford & Company 113,693 172,937 (59,244) Net debt (1) 171,216 104,355 66,861 Total debt / capitalization 69% 48% (1) See Appendix for non-GAAP explanation and reconciliation BALANCE SHEET HIGHLIGHTS

PAGE 15 Unaudited ($ in thousands) 2015 2014 Variance Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (45,488) $ 30,624 $ (76,112) Impairment of Goodwill 49,314 — 49,314 Depreciation and Other Non-Cash Operating Items 50,374 54,267 (3,893) Unbilled and Billed Receivables Change 29,579 (25,574) 55,153 Working Capital Change (6,512) (30,824) 24,312 U.S. and U.K. Pension Contributions (15,612) (21,887) 6,275 Cash Flows from Operating Activities 61,655 6,606 55,049 Property & Equipment Purchases, net (12,144) (12,485) 341 Capitalized Software (internal and external costs) (20,775) (16,712) (4,063) Free Cash Flow (1) $ 28,736 $ (22,591) $ 51,327 For the year ended ended December 31, OPERATING AND FREE CASH FLOW (1) See Appendix for non-GAAP explanation

PAGE 16 Crawford & Company is issuing its initial guidance for 2016 as follows: YEAR ENDING DECEMBER 31, 2015 Low End High End Consolidated revenues before reimbursements $1.05 $1.10 billion Consolidated operating earnings $80.0 $90.0 million Before expected restructuring charges, net income attributable to shareholders of Crawford & Company $36.0 $42.0 million Diluted earnings per share--CRDA $0.67 $0.77 per share Diluted earnings per share--CRDB $0.59 $0.69 per share After expected restructuring charges, net income attributable to shareholders of Crawford & Company $24.0 $30.0 million Diluted earnings per share--CRDA $0.48 $0.58 per share Diluted earnings per share--CRDB $0.40 $0.50 per share 2016 GUIDANCE The Company expects to incur restructuring charges in 2016 totaling $15.6 million pretax, or $0.19 in diluted earnings per share after tax. This is comprised of approximately $8.4 million related to the Global Business Services Centers, which should be partially offset by initial savings in 2016 of $8.0 million, and $7.2 million related to previously announced restructuring plans and special charges.

PAGE 17 LOOKING TO 2016 Continue to exhibit cost discipline Be more client centric • Deliver customized value propositions to clients • Increase the speed of doing business enterprise wide Drive synergies in strategic initiatives Capitalize on cross-sell opportunities across the company

Appendix FULL YEAR 2015

PAGE 19 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues,respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. The GAAP-required gross up of our revenues including these pass-through reimbursed expenses is self-evident in the accompanying reconciliation. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 15. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Included in net (loss) income and (loss) earnings per share are goodwill impairment, restructuring and special charges, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to others to exclude these charges when comparing net (loss) income and diluted (loss) earnings per share across periods, as these charges are not from ordinary operations. APPENDIX: NON-GAAP FINANCIAL INFORMATION

PAGE 20 RECONCILIATION OF NON-GAAP ITEMS Full Year Revenues and Operating Earnings Unaudited ($ in millions) 2015 2014 Revenues Before Reimbursements Total Revenues $ 1,242 $ 1,217 Reimbursements (72) (74) Revenues Before Reimbursements $ 1,170 $ 1,143 Unaudited ($ in thousands) 2015 2014 Operating Earnings (Loss): U.S. Services $ 32,702 $ 18,039 International 18,799 25,344 Broadspire 24,017 15,469 Garden City Group 11,507 22,849 Unallocated corporate and shared costs and credits (16,605) (8,582) Consolidated Operating Earnings 70,420 73,119 (Deduct) add: Net corporate interest expense (8,383) (6,031) Stock option expense (433) (859) Amortization expense (9,668) (6,341) Goodwill impairment charges (49,314) — Restructuring and special charges (34,395) — Income taxes (13,832) (28,780) Net loss (income) attributable to non-controlling interests 117 (484) Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (45,488) $ 30,624

RECONCILIATION OF NON-GAAP ITEMS

Fourth Quarter Revenues, Costs of Services Provided, and Operating Earnings

Unaudited ($ in thousands)	Quarter Ended December 31, 2015	Quarter Ended December 31, 2014	Full Year Guidance 2016 *
Revenues Before Reimbursements			
Total Revenues	$ 300,504	$ 305,642	$ 1,155,000
Reimbursements	(15,629)	(20,187)	(80,000)
Revenues Before Reimbursements	$ 284,875	$ 285,455	$ 1,075,000
Costs of Services Provided, Before Reimbursements			
Total Costs of Services	$ 222,309	$ 235,305	
Reimbursements	(15,629)	(20,187)	
Costs of Services Provided, Before Reimbursements	$ 206,680	$ 215,118	

Unaudited ($ in thousands)	Quarter Ended December 31, 2015	Quarter Ended December 31, 2014	Full Year Guidance 2016 *
Operating Earnings:			
U.S. Services	$ 7,865	$ 1,258	
International	7,315	9,578	
Broadspire	7,045	6,329	
Garden City Group	1,694	4,514	
Unallocated corporate and shared costs	(4,966)	(6,392)	
Consolidated Operating Earnings	18,953	15,287	85,000
(Deduct) add:			
Net corporate interest expense	(2,145)	(1,499)	(10,700)
Stock option expense	(76)	(179)	(500)
Amortization expense	(2,886)	(1,595)	(10,000)
Goodwill impairment charges	(49,314)	—	—
Restructuring and special charges	(18,012)	—	(15,600)
Income taxes	1,503	(8,286)	(21,400)
Net loss (income) attributable to non-controlling interests	306	(412)	200
Net (Loss) Income Attributable to Shareholders of Crawford & Company	$ (51,671)	$ 3,316	$ 27,000

Crawford

* *Midpoints of Company's March 10, 2016 Guidance*

PAGE 21

PAGE 22 RECONCILIATION OF NON-GAAP ITEMS (cont.) Net Debt December 31, December 31, Unaudited ($ in thousands) 2015 2014 Net Debt Short-term borrowings $ 19,958 $ 2,002 Current installments of capital leases 1,959 763 Long-term debt and capital leases, less current installments 225,365 154,046 Total debt 247,282 156,811 Less: Cash and cash equivalents 76,066 52,456 Net debt $ 171,216 $ 104,355

PAGE 23 RECONCILIATION OF NON-GAAP ITEMS (cont.) Non-GAAP Adjusted Net Income and Diluted Earnings Per Share Three Months Ended December 31, 2015 Unaudited ($ in thousands) (Loss) Income Before Taxes Income Taxes Net (Loss) Income Net (Loss) Income Attributable to Crawford & Company Diluted (Loss) Earnings per CRDA Share Diluted (Loss) Earnings per CRDB Share GAAP $ (53,480) $ 1,503 $ (51,977) $ (51,671) $ (0.93) $ (0.95) Add back: Goodwill impairment charges 49,314 (1,706) 47,608 47,608 0.86 0.86 Restructuring and special charges 18,012 (4,737) 13,275 13,275 0.25 0.25 Non-GAAP Adjusted $ 13,846 $ (4,940) $ 8,906 $ 9,212 $ 0.18 $ 0.16 Year Ended December 31, 2015 Unaudited ($ in thousands) (Loss) Income Before Taxes Income Taxes Net (Loss) Income Net (Loss) Income Attributable to Crawford & Company Diluted (Loss) Earnings per CRDA Share Diluted (Loss) Earnings per CRDB Share GAAP $ (31,773) $ (13,832) $ (45,605) $ (45,488) $ (0.79) $ (0.87) Add back: Goodwill impairment charges 49,314 (1,706) 47,608 47,608 0.86 0.86 Restructuring and special charges 34,395 (9,046) 25,349 25,349 0.46 0.46 Non-GAAP Adjusted $ 51,936 $ (24,584) $ 27,352 $ 27,469 $ 0.53 $ 0.45